Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

In accordance with 402(x) of Regulation S-K, we are providing information regarding the timing of option awards in relation to the disclosure of material nonpublic information. The Company currently does not have a formal policy that requires grants of equity or equity-based compensation, including stock options, be made on any specific dates and we generally issue equity awards to our executive officers on a limited and infrequent basis. When grants are made from time to time, the Company’s practice is for the grants to be reviewed and approved by the Compensation Committee or the Board, as applicable, at a regularly scheduled quarterly meeting. During fiscal 2025, the only stock option grant awarded to a named executive officer was the grant to Mr. Jouaneh, which was not awarded within four business days preceding or one business day after the filing of any report of Forms 10-K, 10-Q, or an 8-K that disclosed material nonpublic information. Neither the Compensation Committee nor the Board takes material nonpublic information into account when determining the timing and terms of option awards. Further, the Company has not timed the disclosure of material nonpublic information to affect the value of executive compensation.

Award Timing Method	The Company currently does not have a formal policy that requires grants of equity or equity-based compensation, including stock options, be made on any specific dates and we generally issue equity awards to our executive officers on a limited and infrequent basis.
Award Timing Predetermined	false
Award Timing MNPI Considered	true
Award Timing, How MNPI Considered	Neither the Compensation Committee nor the Board takes material nonpublic information into account when determining the timing and terms of option awards
MNPI Disclosure Timed for Compensation Value	false